Exhibit 99.1

Central European Media Enterprises

Growing in difficult market conditions

June 30, 2010

Adrian Sarbu, President & CEO

Safe Harbour Statement
This presentation contains written or oral forward-looking statements, including those related to our capital needs, business strategies, expectations and commitments. Statements that include the words “may”, “expect”, “intend”, “plan”, “target”, “prospect”, “forecast”,
“believe”, “project”, “anticipate”, “estimate”, “continue” and similar statements of a future or forward-looking nature identify forward-looking statements. For these statements and all other forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated. Future events and actual results affecting our strategic plan as well as our financial position, results of operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements. Important factors that contribute to such risks include, but are not limited to, the effect of the credit crisis and economic downturn in our markets; decreases in television advertising spending and the rate of development of the advertising markets and the pace of any related recovery in the countries in which we operate; the successful integration of Media Pro Entertainment and the bTV group in Bulgaria; our ability to make future investments in television broadcast operations; our ability to develop and  implement strategies regarding sales and multi-channel distribution; changes in the political and regulatory environments where we operate and application of relevant laws and regulations; the timely renewal of broadcasting licenses and our ability to obtain additional frequencies and licenses; and our ability to acquire necessary programming and attract audiences.
For a more detailed description of these uncertainties and other features, please see the “Risk Factors” section in our most recent
Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission. Forward-looking statements speak only as of the date on when they were made and we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments of otherwise.

Headlines

  Recoveries are starting in some markets but are slower and more fragile than expected.

  We still expect overall growth in the second half of the year.
  We are successfully integrating the newly acquired bTV in
   Bulgaria into CME.
  Inventory is selling out; we are prepared to increase prices in the fall.
  Depreciation of EUR against US$ is affecting our results.

Questions?

Exports and industrial output is growing in all our markets.

  In Czech Republic and Slovenia GDP and
 TV Ad market grew in Q2. Prices will
 follow.
  ING June 28: "With better debt and budget
 deficit figures than most of the Eurozone,
 and cheaper labour costs, emerging Europe
 should clearly outperform the Eurozone in
 2011. “ (Charles Robertson, Chief
 Economist , ING)

CEE recovery is slow and mixed
Good news
  Credit ratings of Greece, Spain and Portugal cut
  Romania and Bulgaria announce austerity measures
    to reduce public spending
  Hungary announces potential default
  US$ has strengthened against EUR by 10% since
    our last earnings call
  Romania, Bulgaria and Croatia expected to remain
    in recession in 2010
  Retail and consumer confidence has not recovered
    from its low point in 2009
  TV ad spending in our markets continued to decline
    in Q2
Bad news

Some economies already showing signs of recovery.

Annual Change Rate, %
12
10
8
6
4
2
0
-2
-4
-6
-8
-10
3 9 10 6 7 4
-4 -6 -6 -8 -4 -7
1 -3 5 -1 -4 -3
Q1 2008
Q1 2009
Q1 2010
Czech Republic
Romania
Slovakia
Slovenia
Bulgaria
Croatia
Source: Bloomberg

Arithmetical representation of expectations
0.0
-10.0
-20.0
-30.0
-40.0
-50.0
-60.0
-5 -19 -7 -20 -29
-26 -42 -41 -38 -46
-11 -48 -20 -23 -47
Q1 2008
Q1 2009
Q1 2010
Czech Republic
Romania
Slovakia
Slovenia
Bulgaria

Consumption fell less than GDP in 2009 but is lagging the export driven recoveries in 2010.

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
11 24 12 12 20
2 -6 3 -1 -1
0 -2 0 0 -7
Q1 2008
Q1 2009
Q1 2010
Czech Republic
Romania
Slovakia
Slovenia
Bulgaria

40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
11 35 6 11 9 -4
-20 -26 -22 -18 -33 -4
-17 -11 -18 3 -11 -5
2008 Q1
2009 Q1
2010 Q1
Czech Republic
Romania
Slovakia
Slovenia
Bulgaria
Croatia

Q1 macros: Q1 was the lowest point

Source: European Commission, Eurostat
Source: CME Internal Estimates (April 29th, 2010)
Source: Eurostat
Consumer Confidence Index
TV Ad Market
Annual Change Rate, %
Final consumption expenditure of households
Annual Change Rate, %
Consumer confidence fell
sharply last year. Signs of
improvement are varied.
Real GDP Growth

Macroeconomic estimates

Real GDP
TV Ad Spend
0.4%
(5.4%)
Q2 2010
Source: CME estimates based on average economist consensus reports issued in April, May & June 2010 (ING, BNP, JPM, Bloomberg), TV ad spend - CME estimates
FY 2010
1%
(1%)

CZECH REPUBLIC
SLOVAK REPUBLIC
SLOVENIA
ROMANIA
CROATIA
BULGARIA

CME today: vertically integrated media and entertainment company
▪ We are leaders in audience
 in all our 6 markets
New Media
▪ We launched over 40 online
 products and services with
 2.0 million daily unique
 users
Content
▪ We are integrating Mediapro
 and became a leading
 producer and distributor of
 television fiction in the region
Broadcast
We are the winner of the region. Some
players left, some players are prepared to
leave ….

The future of CME - one content, multiple distribution

Terrestrial Digital Multi-Channel
Theatrical & Home Video
DTH
CONTENT
Digital/Analog/ Cable
Portable Media &Mobile Tv
Internet TV

Our Goal by 2014 is to be one of the largest media companies in Europe
Our Goal by 2014 is to be one of the largest media companies in Europe

Central European Media Enterprises

OMO

US$
250
200
150
100
50
0
$80.6
$63.1
$61.3
$54.4
$35.6
$20.8
$44.4
$247.9
Czech Republic
Slovenia
Slovak Republic
Croatia
Bulgaria
Romania
CME average
Western Europe

Key indicators of sustainable upturn: convergence
Source: Group M and CME estimates
Western Europe includes Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, The Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and UK
Ad intensity is advertising spend per capita as a percentage of GDP per capita.
Total Ad spend per capita 2009

CME markets
Western
European
markets
$12,000
$39,000
9%
4%
2009 GDP per
capita
2004 to 2009
GDP CAGR
$44
$248
0.37%
0.63%
2009 Total Ad
spend per
capita
2009 Ad
intensity
US$ 14.46
US$ 14.61
Avg. Product
prices

Czech Republic 15-54
Romania 18-49 Urban
Slovak Republic 12-54
Bulgaria 18-49 Urban
Time
Mon
Tue
Wed
Thu
Fri
Sat
Sun
06:00 - 06:30
06:30 - 07:00
07:00 - 07:30
07:30 - 08:00
08:00 - 08:30
08:30 - 09:00
09:00 - 09:30
09:30 - 10:00
10:00 - 10:30
10:30 - 11:00
11:00 - 11:30
11:30 - 12:00
12:00 - 12:30
12:30 - 13:00
13:00 - 13:30
13:30 - 14:00
14:00 - 14:30
14:30 - 15:00
15:00 - 15:30
15:30 - 16:00
16:00 - 16:30
16:30 - 17:00
17:00 - 17:30
17:30 - 18:00
18:00 - 18:30
18:30 - 19:00
19:00 - 19:30
19:30 - 20:00
20:00 - 20:30
20:30 - 21:00
21:00 - 21:30
21:30 - 22:00
22:00 - 22:30
22:30 - 23:00
23:00 - 23:30
23:30 - 24:00
CME Group
CT Group
Prima Group
CME Group
Intact Group
Kanal D
CME Group
JOJ Group
STV Group
CME Group
Nova Group
BNT Group

Key indicators of sustainable upturn: our audience leadership
Sources: ATO Mediaresearch, TNS-AGB INTL, PMT/TNS SK, TNS Bulgaria
Leadership charts for four of our markets: May 10 - May 16 2010

Central European Media Enterprises

Audience Share
Market share
100%
80%
60%
40%
20%
0%
Bulgaria
Czech Republic
Slovenia
Slovak Republic
Romania
Croatia

Key indicators of sustainable upturn: our market leadership
Audience Share
Market Share
Power Ratio
=
/
2.0x
1.7x
2.5x
1.8x
2009 All Day Audience Share and Market Share
#2
#1
#1
#1
2.1x
#1
Sources: Audience share data: Croatia, AGB Nielsen Media Research; Czech Republic, ATO Mediaresearch; Slovak Republic, PMT/TNS SK; Slovenia,
Peoplemeters AGB Media Services; Romania and Peoplemeters Taylor Nelson Sofres, CME estimates
1 Unaudited pro forma data for the combined operations of bTV group and Pro.BG group. The bTV group was acquired in April 2010.
1.6x
#1
1

Central European Media Enterprises

Split of advertising expenditure across different media in CME markets

100%
80%
60%
40%
20%
0%
2004
2005
2006
2007
2008
2009
2010
2011
2012
10%
11%
10%
11%
11%
11%
11%
10%
11%
31%
28%
28%
26%
24%
24%
23%
22%
21%
1%
1%
2%
3%
4%
6%
7%
7%
7%
58%
60%
60%
60%
61%
59%
59%
61%
61%
Other
Print
Internet
TV

TV and Internet will be the winners from advertising spend growth
TV continues to have the broadest reach and capture the highest share of advertisers’ marketing budgets

Source: Zenith Optimedia

US$ m
Revenues*
EBITDA*
1 000
750
500
250
0
2006
2007
2008

14

We have a history of outperforming our markets
  Between 2006 - 2008 TV ad spend in our markets grew at an
   average rate of 15% per year.
  In the same period our revenues* grew 35% per year on
   average.
  Average EBITDA* margin 2006 - 2008: 41%
CME remains an attractive media investment
* Czech Republic, Romania, Slovak Republic, Slovenia and Croatia
  Our vertically integrated operational model provides for diversified revenues and will be more resilient to the future challenges in our industry.
  We are building leadership in content and internet with low investments.
  We are uniquely positioned to take advantage of recovery in CEE.